                       New England Life Insurance Company

                                Power of Attorney

                                  Lisa M. Weber
                        Chairman of the Board, President
                          and Chief Executive Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Chairman of the Board, President and Chief Executive Officer of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with New England Variable Life Separate Account, New England Variable Annuity Separate Account or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of December, 2004.


                                        /s/ Lisa M. Weber
                                        ----------------------------------------
                                        Lisa M. Weber

                       New England Life Insurance Company

                                Power of Attorney

                               Michael K. Farrell
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

- New England Variable Life Separate Account (Zenith Life File No. 002-82838, Zenith Life One File No. 033-10954, Zenith Life Plus File No.033-19540, Zenith Life Plus II File No. 033-52050, Zenith Life Executive 65 File No. 033-64170, Zenith Survivorship Life File No. 033-66864, Zenith Flexible Life File No. 033-88082, Zenith Flexible Life 2001 File No. 333-103193, American Gateway Series File No. 033-65263, Zenith Variable Whole Life File No. 333-21767, Enterprise Executive Advantage File No. 333-46401, Zenith Survivorship Life 2002 File No. 333-89409, Zenith Flexible Life 2002 File No. 333-73676), and

- New England Variable Annuity Separate Account (American Growth Series File No. 033-85442, American Forerunner Series File No. 333-51676),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of April, 2007.


                                        /s/ Michael K. Farrell
                                        ----------------------------------------
                                        Michael K. Farrell

                       New England Life Insurance Company

                                Power of Attorney

                                 Gene L. Lunman
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

- New England Variable Life Separate Account (Zenith Life File No. 002-82838, Zenith Life One File No. 033-10954, Zenith Life Plus File No.033-19540, Zenith Life Plus II File No. 033-52050, Zenith Life Executive 65 File No. 033-64170, Zenith Survivorship Life File No. 033-66864, Zenith Flexible Life File No. 033-88082, Zenith Flexible Life 2001 File No. 333-103193, American Gateway Series File No. 033-65263, Zenith Variable Whole Life File No. 333-21767, Enterprise Executive Advantage File No. 333-46401, Zenith Survivorship Life 2002 File No. 333-89409, Zenith Flexible Life 2002 File No. 333-73676), and

- New England Variable Annuity Separate Account (American Growth Series File No. 033-85442, American Forerunner Series File No. 333-51676),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of April, 2007.


                                        /s/ Gene L. Lunman
                                        ----------------------------------------
                                        Gene L. Lunman

                       New England Life Insurance Company

                                Power of Attorney

                               William J. Mullaney
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

- New England Variable Life Separate Account (Zenith Life File No. 002-82838, Zenith Life One File No. 033-10954, Zenith Life Plus File No.033-19540, Zenith Life Plus II File No. 033-52050, Zenith Life Executive 65 File No. 033-64170, Zenith Survivorship Life File No. 033-66864, Zenith Flexible Life File No. 033-88082, Zenith Flexible Life 2001 File No. 333-103193, American Gateway Series File No. 033-65263, Zenith Variable Whole Life File No. 333-21767, Enterprise Executive Advantage File No. 333-46401, Zenith Survivorship Life 2002 File No. 333-89409, Zenith Flexible Life 2002 File No. 333-73676), and

- New England Variable Annuity Separate Account (American Growth Series File No. 033-85442, American Forerunner Series File No. 333-51676),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2007.


                                        /s/ William J. Mullaney
                                        ----------------------------------------
                                        William J. Mullaney

                       New England Life Insurance Company

                                Power of Attorney

                                Catherine A. Rein
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

- New England Variable Life Separate Account (Zenith Life File No. 002-82838, Zenith Life One File No. 033-10954, Zenith Life Plus File No.033-19540, Zenith Life Plus II File No. 033-52050, Zenith Life Executive 65 File No. 033-64170, Zenith Survivorship Life File No. 033-66864, Zenith Flexible Life File No. 033-88082, Zenith Flexible Life 2001 File No. 333-103193, American Gateway Series File No. 033-65263, Zenith Variable Whole Life File No. 333-21767, Enterprise Executive Advantage File No. 333-46401, Zenith Survivorship Life 2002 File No. 333-89409, Zenith Flexible Life 2002 File No. 333-73676), and

- New England Variable Annuity Separate Account (American Growth Series File No. 033-85442, American Forerunner Series File No. 333-51676),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of March, 2007.


                                        /s/ Catherine A. Rein
                                        ----------------------------------------
                                        Catherine A. Rein

                       New England Life Insurance Company

                                Power of Attorney

                                Michael J. Vietri
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

- New England Variable Life Separate Account (Zenith Life File No. 002-82838, Zenith Life One File No. 033-10954, Zenith Life Plus File No.033-19540, Zenith Life Plus II File No. 033-52050, Zenith Life Executive 65 File No. 033-64170, Zenith Survivorship Life File No. 033-66864, Zenith Flexible Life File No. 033-88082, Zenith Flexible Life 2001 File No. 333-103193, American Gateway Series File No. 033-65263, Zenith Variable Whole Life File No. 333-21767, Enterprise Executive Advantage File No. 333-46401, Zenith Survivorship Life 2002 File No. 333-89409, Zenith Flexible Life 2002 File No. 333-73676), and

- New England Variable Annuity Separate Account (American Growth Series File No. 033-85442, American Forerunner Series File No. 333-51676),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of March, 2007.


                                        /s/ Michael J. Vietri
                                        ----------------------------------------
                                        Michael J. Vietri

                       New England Life Insurance Company

                                Power of Attorney

                               William J. Wheeler
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

- New England Variable Life Separate Account (Zenith Life File No. 002-82838, Zenith Life One File No. 033-10954, Zenith Life Plus File No.033-19540, Zenith Life Plus II File No. 033-52050, Zenith Life Executive 65 File No. 033-64170, Zenith Survivorship Life File No. 033-66864, Zenith Flexible Life File No. 033-88082, Zenith Flexible Life 2001 File No. 333-103193, American Gateway Series File No. 033-65263, Zenith Variable Whole Life File No. 333-21767, Enterprise Executive Advantage File No. 333-46401, Zenith Survivorship Life 2002 File No. 333-89409, Zenith Flexible Life 2002 File No. 333-73676), and

- New England Variable Annuity Separate Account (American Growth Series File No. 033-85442, American Forerunner Series File No. 333-51676),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 2007.


                                        /s/ William J. Wheeler
                                        ----------------------------------------
                                        William J. Wheeler

                       New England Life Insurance Company

                                Power of Attorney

                              Anthony J. Williamson
                       Senior Vice President and Treasurer

     KNOW ALL MEN BY THESE PRESENTS, that I, Senior Vice President and Treasurer of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

- New England Variable Life Separate Account (Zenith Life File No. 002-82838, Zenith Life One File No. 033-10954, Zenith Life Plus File No.033-19540, Zenith Life Plus II File No. 033-52050, Zenith Life Executive 65 File No. 033-64170, Zenith Survivorship Life File No. 033-66864, Zenith Flexible Life File No. 033-88082, Zenith Flexible Life 2001 File No. 333-103193, American Gateway Series File No. 033-65263, Zenith Variable Whole Life File No. 333-21767, Enterprise Executive Advantage File No. 333-46401, Zenith Survivorship Life 2002 File No. 333-89409, Zenith Flexible Life 2002 File No. 333-73676), and

- New England Variable Annuity Separate Account (American Growth Series File No. 033-85442, American Forerunner Series File No. 333-51676),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of March, 2007.


                                        /s/ Anthony J. Williamson
                                        ----------------------------------------
                                        Anthony J. Williamson

                       New England Life Insurance Company

                                Power of Attorney

                            Joseph J. Prochaska, Jr.
              Executive Vice President and Chief Accounting Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Executive Vice President and Chief Accounting Officer of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

- New England Variable Life Separate Account (Zenith Life File No. 002-82838, Zenith Life One File No. 033-10954, Zenith Life Plus File No.033-19540, Zenith Life Plus II File No. 033-52050, Zenith Life Executive 65 File No. 033-64170, Zenith Survivorship Life File No. 033-66864, Zenith Flexible Life File No. 033-88082, Zenith Flexible Life 2001 File No. 333-103193, American Gateway Series File No. 033-65263, Zenith Variable Whole Life File No. 333-21767, Enterprise Executive Advantage File No. 333-46401, Zenith Survivorship Life 2002 File No. 333-89409, Zenith Flexible Life 2002 File No. 333-73676), and

- New England Variable Annuity Separate Account (American Growth Series File No. 033-85442, American Forerunner Series File No. 333-51676),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April, 2007.


                                        /s/ Joseph J. Prochaska, Jr.
                                        ----------------------------------------
                                        Joseph J. Prochaska, Jr.